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                  NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT

                          AMERICAN FORERUNNER SERIES(R)
                  ISSUED BY NEW ENGLAND LIFE INSURANCE COMPANY

                       SUPPLEMENT DATED DECEMBER 19, 2008
            TO THE PROSPECTUS DATED APRIL 28, 2008 (AS SUPPLEMENTED)

This supplement revises and, to the extent inconsistent therewith, replaces information contained in the Prospectus dated April 28, 2008 (as supplemented) for the Contracts. It should be read in its entirety and kept together with your Prospectus for future reference. If you would like another copy of the Prospectus, write to us at 501 Boylston Street, Boston, MA 02116 or call us at
(800) 435-4117 to request a free copy.

Certain terms used in this supplement have special meanings. If a term is not defined in this supplement, it has the meaning given to it in the Prospectus.

UNISEX ANNUITY RATES

We will fix annuity payments (including annuity payments under a Guaranteed Income Benefit) in amount and duration based on the annuity payment option selected, and on the age and the sex of the Payee. For Contracts issued in situations involving an employer-sponsored plan subject to ERISA, or where required by state law, we fix annuity payments in amount and duration using the same criteria except we do not take into account the sex of the Payee. If you were issued a Contract with sex-distinct annuity rates prior to the time that state law mandated unisex annuity rates, the annuity rates we use will not be less than the guaranteed sex-distinct rates in the Contract when issued.

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        THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

501 Boylston Street                                     Telephone (800) 435-4117
Boston, MA 02116